                                                            EXHIBIT NO. 99.7(d)

                                                       As of September 27, 2007

                                  APPENDIX A
                                      TO
                           FUND ACCOUNTING AGREEMENT
                                    BETWEEN
                    STATE STREET BANK AND TRUST COMPANY AND
         EACH OF THE INVESTMENT COMPANIES LISTED ON APPENDIX A THERETO
                   DATED DECEMBER 18, 2006 (the "Agreement")

Except as may be otherwise indicated below, with respect to each fund listed on this Appendix A, such fund shall become a "Fund" party to the Fund Accounting Agreement effective in 2007 upon the day immediately following such fund's respective fiscal year end (FYE) reflected below.

         TRUST                             FUND (FYE)
         -----                             ----------
Stand-Alone Trusts        Massachusetts Investors Trust*

Closed End Funds          MFS Charter Income Trust*
                          MFS Government Market Income Trust*
                          MFS Intermediate Income Trust (10/31)
                          MFS Multimarket Income Trust*
                          MFS Municipal Income Trust (10/31)
                          MFS Special Value Trust*
                          MFS California Insured Municipal Fund***
                          MFS High Income Municipal Trust***
                          MFS InterMarket Income Trust I***
                          MFS Intermediate High Income Fund***
                          MFS Investment Grade Municipal Trust***
                          MFS High Yield Municipal Trust***

MFS Series Trust I        MFS Cash Reserve Fund (8/31)
                          MFS Core Equity Fund (8/31)
                          MFS Core Growth Fund (8/31)
                          MFS New Discovery Fund (8/31)
                          MFS Research International Fund (8/31)
                          MFS Technology Fund (8/31)
                          MFS Value Fund (8/31)

MFS Series Trust IV       MFS Government Money Market Fund (8/31)
                          MFS Money Market Fund (8/31)

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         TRUST                             FUND (FYE)
         -----                             ----------
MFS Series Trust IX       MFS Inflation Adjusted Bond Fund (10/31)

MFS Series Trust X        MFS Aggressive Growth Allocation Fund (5/31)
                          MFS Conservative Allocation Fund (5/31)
                          MFS Emerging Markets Debt Fund (7/31)
                          MFS Emerging Markets Equity Fund (5/31)
                          MFS Floating Rate High Income Fund (8/31)
                          MFS Growth Allocation Fund (5/31)
                          MFS International Diversification Fund (5/31)
                          MFS International Growth Fund (5/31)
                          MFS International Value Fund (5/31)
                          MFS New Endeavor Fund (7/31)
                          MFS Moderate Allocation Fund (5/31)
                          MFS Strategic Value Fund (7/31)

MFS Series Trust XI       MFS Mid Cap Value Fund (9/30)
                          MFS Union Standard Equity Fund (9/30)

MFS Series Trust XII      MFS Lifetime Retirement Income Fund (4/30)
                          MFS Lifetime 2010 Fund (4/30)
                          MFS Lifetime 2020 Fund (4/30)
                          MFS Lifetime 2030 Fund (4/30)
                          MFS Lifetime 2040 Fund (4/30)
                          MFS Sector Rotational Fund**

MFS Variable Insurance    MFS Core Equity Series (12/31)
Trust                     MFS Global Equity Series (12/31)
                          MFS Emerging Growth Series (12/31)
                          MFS High Income Series (12/31)
                          MFS Investors Growth Series (12/31)
                          MFS Investors Trust Series (12/31)
                          MFS Mid Cap Growth Series (12/31)
                          MFS Money Market Series (12/31)
                          MFS New Discovery Series (12/31)
                          MFS Research Series (12/31)
                          MFS Research Bond Series (12/31)
                          MFS Research International Series (12/31)
                          MFS Strategic Income Series (12/31)
                          MFS Total Return Series (12/31)
                          MFS Utilities Series (12/31)
                          MFS Value Series (12/31)

MFS/Sun Life Series Trust Blended Research Core Equity Series (12/31)
                          Blended Research Growth Series (12/31)****
                          Blended Research Value Series (12/31)****
                          Bond Series (12/31)

         TRUST                             FUND (FYE)
         -----                             ----------
                          Capital Appreciation Series (12/31)
                          Core Equity Series (12/31)
                          Emerging Growth Series (12/31)
                          Emerging Markets Equity Series (12/31)
                          Global Governments Series (12/31)
                          Global Growth Series (12/31)
                          Global Total Return Series (12/31)
                          Government Securities Series (12/31)
                          High Yield Series (12/31)
                          International Growth Series (12/31)
                          International Value Series (12/31)
                          Mass. Investors Growth Stock Series (12/31)
                          Mid Cap Growth Series (12/31)
                          Mid Cap Value Series (12/31)
                          Money Market Series (12/31)
                          New Discovery Series (12/31)
                          Research Series (12/31)
                          Research International Series (12/31)
                          Strategic Income Series (12/31)
                          Strategic Value Series (12/31)
                          Technology Series (12/31)
                          Total Return Series (12/31)
                          Utilities Series (12/31)
                          Value Series (12/31)

Variable Accounts         Capital Appreciation Variable Account (12/31)
                          Global Governments Variable Account (12/31)
                          Government Securities Variable Account
                          (12/31)
                          High Yield Variable Account (12/31)
                          Money Market Variable Account (12/31)
                          Total Return Variable Account (12/31)
--------
*     Effective as of the date of the Agreement.

**    Effective January 2, 2007.

***   Effective June 29, 2007.

****  Effective December 17, 2007

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   IN WITNESS WHEREOF, each of the parties has caused this Appendix A to be executed in its name and behalf on the day and year first above written.

Each of the Investment Companies listed on this Appendix A, on Behalf of each of Their Respective Portfolios

By:    SUSAN S. NEWTON
       ---------------------------------------
Name:  Susan S. Newton
Title: Assistant Secretary and Assistant Clerk


STATE STREET BANK AND TRUST COMPANY

By:    JOSEPH L. HOOLEY
       -------------------------
Name:  Joseph L. Hooley
Title: Executive Vice President